UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2019

One Horizon Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36530	46-3561419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 South Molton Street, London W1K 5RG, United Kingdom

 (Address of principal executive offices)(Zip Code)

+44(0)20 7409 5248

 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2019, the Board of Directors of One Horizon Group, Inc. (the “Company”) increased the number of directors constituting the entire Board of Directors from five to seven and appointed Ajing Zhang and Pengfei Li to serve as directors of the Company. Messrs. Zhang and Li were appointed as designees of Zhanming Wu pursuant to the Settlement Agreement with Mr. Wu dated as of October 15, 2018 and are “independent directors” within the meaning of NASDAQ Listing Rule 5605(a)(2).

Ajing Zhang, age 61, was managing director of Shanghai Suonengderui Energy Science and Technology Development Co., Ltd. from March 2011 to April 2018. From March 2010 to February 2011 he was Executive Deputy General Manager of China Energy Conservation and Environmental Protection Shanghai Company.From June 2006 to March 2010 he was Deputy General Manager of Shanghai Citelum Kighting Design Co. LTd. From March 2003 to June 2006 he was Assistant General Manager of Oriental Pearl Group Co., Ltd. From May 1992 to March 2003, he was Assistant General Manager and Financial Manager of Oriental Pearl Taxi Co., Ltd. From April 1989 to May 1992 he was Finance Supervisor of Shanghai Qichongtian Hotel. Mr. Zhang received a Bachelor’s degree from Shanghai Lixin College of Accounting in 1987 (where he majored in Accounting), a postgraduate degree from East China Normal University in 1999 )(where he majored in Economic Information Management) and a Master’s degree from Macau University of Science and Technology in 2004 (where he majored in Business Administration Management).

Pengfei Li, age 31, has been Investment Director of Dachao Asset Management (Shanghai) Co., Ltd., of which Mr. Wu is Chairman, since January 2018. From June 2015 to December 2017 he was Assistant resident of Shanghai Lighter Capital Management Co., Ltd. From June 2013 to June 2015 he was Investment Manager of Shanghai Fosun Hiogh Technology (Group) Co., Ltd/Shanghai Yuyuan Gold and Jewelry Group Ltd. Mr. Li received a Bachelor’s degree from Shanghai University of Engineering Science in 2011 (where he majored in International Economics and Trade) and a Master of Science degree from the University of Brighton (United Kingdom) in 2013 (where he majored in MSc Finance and Investment).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: February 1, 2019	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer